                                                                    Exhibit 10.3



THIS NOTE HAS NOT BEEN REGISTERED UNDER APPLICABLE STATE OR FEDERAL SECURITIES LAWS AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED PURSUANT TO SUCH LAWS OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS NOTE IS SUBORDINATED AS PROVIDED IN SECTION 6 HEREOF AND THE TRANSFER OF THIS NOTE IS RESTRICTED BY THE PURCHASE AGREEMENT, DATED AUGUST 8, 1996, BETWEEN PAYROLL TRANSFERS, INC. AND ACCUSTAFF INCORPORATED, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE ISSUER OF THIS NOTE.


                        8% SUBORDINATED CONVERTIBLE NOTE
                               DUE AUGUST 8, 2004


$10,438,402                                                   New York, New York
                                                                  August 8, 1996


  FOR VALUE RECEIVED, the undersigned, PAYROLL TRANSFERS, INC., a Florida corporation (the "Company"), hereby promises to pay to AccuStaff Incorporated or
                  -------
registered assigns (the "Holder"), the principal amount of Ten Million Four Hundred Thirty-Eight Thousand Four Hundred Two Dollars ($10,438,402) on August 8, 2004 (the "Maturity Date") plus all accrued and unpaid interest on the Note
              -------------
as of the Maturity Date, at the rate set forth in Section 1 hereof.

  Certain capitalized terms used herein are defined in Section 7 and capitalized terms not defined herein have the meanings ascribed to them in the Purchase Agreement, dated as of the date hereof, by and between the Company and AccuStaff Incorporated (as amended, supplemented or modified in accordance with the terms thereof, the "Purchase Agreement").
              ------------------

Section 1. Interest.
           --------

       The Company promises to pay interest on the principal amount of this Note at the rate of 8% per annum, compounded annually, in the manner specified in this Section 1. Interest on this Note shall accrue from the Issue Date until repayment of the principal and payment of all accrued and unpaid interest in full, but shall only be due and payable at the Maturity Date, on the prepayment of the Note in the manner specified in Section 2 or upon a conversion of this
Note in the manner specified in Section 3. Interest shall be computed on the basis of a 365 or 366-day year and the number of actual days elapsed.

Section 2.  Optional Prepayment.
            -------------------

  (a) Upon notice given to the Holder as provided in Section 2(b), the Company, with the consent of the Holder, may prepay all of or a portion of this Note, at any time, by paying in cash an amount equal to the outstanding principal amount of this Note, or the portion of this Note called for prepayment, together with interest accrued and unpaid thereon to the date fixed for prepayment, without penalty or premium.

  (b) The Company may give notice of prepayment of this Note or any portion thereof not less than ten (10) nor more than sixty (60) days prior to the date fixed for such prepayment. Such notice of prepayment shall be given in the manner specified in Section 7.2 of the Purchase Agreement. Upon notice of prepayment being given by Company, the Company covenants and agrees that it shall prepay, on the date therein fixed for prepayment, this Note or the portion hereof so called for prepayment, together with interest accrued and unpaid thereon to the date fixed for such prepayment.

  (c) All prepayments under this Section 2 and the payment of the Note on the Maturity Date shall include payment of accrued interest due under this Note and shall be applied first to the payment of accrued interest and thereafter to principal.

Section 3.  Conversion.
            ----------

  (a) Following the expiration or termination of applicable waiting periods under the HSR Act, including any extensions thereof, (i) the holder of this Note shall have the right, at its option, at any time and from time to time from the Issue Date until August 8, 2001, to convert, subject to the terms and provisions of this Section 3, and (ii) the Company, upon the occurrence of any Conversion Event, may elect with no further action required to be taken by the holder thereof to cause the conversion, subject to the terms and provisions of this
Section 3, of the Note, in whole but not in part, into Common Stock. In each such case, the Note shall be converted into such number of fully paid and non-assessable shares of Common Stock as is equal, subject to Section 3(g), to the product of the principal amount of the Note divided by the Conversion Price (as defined below) then in effect. The Conversion Price shall be $74,560.01, subject to adjustment as set forth in Section 3(c).

       The conversion right of a holder of the Note shall be exercised by the holder by the surrender of the Note to the Company at any time during usual business hours at its principal place of business to be maintained by it, accompanied by written notice that the holder elects to convert such Note and specifying the name or names (with address) in which a certificate or certificates for shares of Common Stock are to be issued and (if so required by the Company) by a written instrument or instruments of transfer in form reasonably satisfactory to the Company duly executed by the holder or its duly authorized legal representative and transfer tax stamps or funds therefor, if required pursuant to Section 3(i). Any conversion by the Company shall be automatic and shall not require the holder of the Note to take any action to be effective. Immediately upon the conversion by the holder or the Company of the Note, the holder of the Note shall be deemed to be the holder of record of Common Stock issuable upon conversion of the Note notwithstanding that the share register of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such person. Upon notice from the Company, the holder of the Note shall promptly surrender to the Company, at the Company's principal place of business, the canceled Note. On the date of any voluntary or automatic conversion, all rights with respect to the Note, including the right, if any, to receive notices, will terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which the Note has been converted, and (ii) exercise the rights to which they are entitled as holders of Common Stock.

       If the last day for the exercise of the conversion right shall not be a Business Day, then such conversion right may be exercised on the next preceding Business Day.

  (b) When the Note is converted pursuant to this Section 3, the Current Market Price of the shares of Common Stock received upon conversion shall be applied first to the payment of all accrued and unpaid interest on the Note to the date of conversion and thereafter the remainder shall be applied to the repayment in full of the principal amount of this Note; provided, that, if the Company elects
                                           --------
to convert the Note upon the occurrence of a Conversion Event, the Company shall pay to the holder of the Note in cash an amount equal to the positive difference, if any, between (i) the aggregate amount of unpaid and accrued interest on the Note as of such conversion date minus (ii) the positive
                                                -----
difference, if any, between (A) the aggregate Current Market Price for all of the issued and outstanding shares of Common Stock minus (B) $105,438,402, and
                                                  -----
such cash payment shall first be applied to such unpaid and accrued interest on the Note, after which the Current Market Price of the shares of Common Stock received upon conversion shall be applied first to any accrued and unpaid interest remaining after the application of the cash payment and thereafter the remainder if the Current Market Price of the shares of Common Stock shall be applied to the repayment in full of the principal amount of this Note.

  (c) The Conversion Price shall be subject to adjustment as follows:

       (i) In case the Company shall at any time or from time to time (A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock (which, for purposes of this Section 3(c) shall include, without limitation, any dividends or distributions in the form of options, warrants or other rights to acquire capital stock) of the Company, (B) subdivide the outstanding shares of Common Stock into a larger number of shares, (C) combine the outstanding shares of Common Stock into a smaller number of shares, (D) issue any shares of its capital stock in a reclassification of the Common Stock or (E) pay a dividend or make distribution on the outstanding shares of Common Stock in shares of its capital stock pursuant to a shareholder rights plan, "poison pill" or similar arrangement, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the holder of the Note thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had the Note been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 3(c)(i) shall become effective retroactively (I) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (II) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such Company action becomes effective.

       (ii) In case the Company shall at any time or from time to time issue or sell shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) to holders of its Common Stock at a price per share less than the Current Market Price per share of Common Stock then in effect at the record date referred to in the following sentence (treating the price per share of any security convertible or exchangeable or exercisable into Common Stock as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (B) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), other than (I) issuances or sales for which an adjustment is made pursuant to another paragraph of this Section 3(c) or (II) issuances of shares of Common Stock or securities exercisable or convertible into Common Stock pursuant to mergers, acquisitions, consolidations, exchanges, reorganizations or combinations or bona fide stock incentive plans for employees, directors and consultants of the Company, then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect on the day immediately prior to such record date by a fraction (x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and
(y) the
denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued (or into which such convertible or exchangeable securities may convert or exchange or for which such options, warrants or other rights may be exercised plus the aggregate amount of any additional consideration initially payable upon conversion, exchange or exercise of such security) would purchase at the Current Market Price per share of Common Stock on such record date; provided, that if the holder of the Note is offered the
                     --------
opportunity to participate in any such offering on a pro rata basis with the holders of Common Stock and declines to participate, no adjustment shall be made pursuant to this Section 3(c)(ii). Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights; provided,
                                                                    --------
however, that the determination as to whether an adjustment is required to be
-------
made pursuant to this Section 3(c)(ii) shall only be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights, and not upon the issuance of the security into which such convertible or exchangeable security converts or exchanges, or the security underlying such option, warrants or other right; provided, further, that if any
                                                 --------  -------
convertible or exchangeable securities, options, warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 3(c)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of
(x) eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (y) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and (z) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

       (iii) In case the Company shall at any time or from time to time distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving Company and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding
(A) regular dividends or distributions payable out of the Company's current earnings, and

(B) dividends payable in shares of Common Stock for which adjustment is made under Section 3(c)(i)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 3(c)(ii)), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below and (y) the denominator of which shall be such Current Market Price of the Common Stock less the then Fair Market Value (as determined by the Board of Directors of the Company) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one); provided, however, that no adjustment shall be made with respect
                --------  -------
to any distribution of rights to purchase securities of the Company if the holder of the Note would otherwise be entitled to receive such rights upon conversion of the Note into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this Section 3(c)(iii) as a dividend on the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

       (iv) In the case the Company at any time or from time to time shall take any action affecting its Common Stock (it being understood that the issuance or sale of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) to any Person at a price per share less than the Conversion Price then in effect shall not be deemed such an action), other than an action described in any of Section 3(c)(i) through Section 3(c)(iii), inclusive, or Section 3(g), then, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines to be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holder of the Note).

       (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 3(c) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price.

  (d) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

  (e) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Company promptly shall deliver to the holder of the Note a written notice signed by an authorized officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

  (f) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Note. If the conversion of the Note results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the Business Day preceding the day of conversion shall be paid to such holder in cash by the Company.

  (g) In the event of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company (any of the foregoing, a "Transaction"), the holder of the Note shall have the right
                  -----------
thereafter to convert such Note into the kind and amount of shares of stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such Note could have been converted immediately prior to such Transaction. The provisions of this Section 3(g) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions. The provisions of this Section 3(g) shall be the sole right of the holder of this
Note in connection with any Transaction and such holder shall have no separate vote thereon.

  (h) The Company shall at all times reserve and keep available for issuance upon the conversion of the Note, such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion of the Note, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of this Note.

  (i) The issuance or delivery of certificates for Common Stock upon the conversion of the Note shall be made without charge to the converting holder of such Note for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or in such names as may be directed by, the holder of the Note converted; provided, however, that the Company shall not
                                  --------  -------
be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the Note converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

Section 4.  Covenants.
            ---------

  (a) The Company shall give the Holder at least 20 days notice of the record date for any dividend or other distribution to be paid on any shares of the Common Stock (other than a dividend or distribution of the type described in Section 3(c)(i) above).

  (b) From and after the Issue Date, the Company shall at all times keep authorized and reserved for issuance hereunder, a number of fully paid and non-assessable shares of Common Stock into which this Note may be converted.

  (c) The Company shall, and shall cause each of its material Subsidiaries to preserve and maintain in full force and effect its existence in good standing of the laws of its state of incorporation or organization.

  (d) The Company will give prompt written notice of any Event of Default to the Holder in accordance with the provision of this Agreement.

  (e) The Company will not enter into or permit to exist any transactions with any Affiliate other than on terms and conditions as favorable to the Company as would be obtainable at the time in a comparable arm's length transaction with any Person who is not an Affiliate.

  (f) The Company shall deliver to the Purchaser:

       (i) as soon as available, but not later than one hundred and twenty (120) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by the report of KPMG Peat Marwick (or any successor thereto) or another nationally recognized independent public accounting firm, which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years; and

       (ii) as soon as available, but in any event not later than sixty (60) days after the end of each of the first three fiscal quarters of each year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an authorized officer; and

       (iii) all information delivered to holders pursuant to the indenture for any senior debt; and

       (iv) any reports or registration statements filed by the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

  (g) Prior to the consummation of an initial public offering of the Common Stock, if requested by the Holder, a representative of the Holder shall have the right to consult with senior management of the Company from time to time with prior notice on matters relating to the business and affairs of the Company.

Section 5.  Defaults and Remedies.
            ---------------------

  (a)  An "Event of Default" shall occur if:

       (i) the Company defaults in the payment of principal of this Note when the same becomes due and payable, whether on the Maturity Date or at a date fixed for prepayment;

       (ii) any representation or warranty set forth in the Purchase Agreement shall prove to have been false in any material respect as of the date hereof and the Holder shall have notified the Company of such fact within twelve (12) months of the date hereof;

       (iii) the Company materially fails to comply with any of the covenants contained in this Note and the Holder notifies the Company in writing of the non-compliance and such non-compliance shall continue unremedied for forty-five (45) days after receipt of such notice;

       (iv) the Company or any of its material Subsidiaries pursuant to or within the meaning of any bankruptcy law: (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case,
(C) consents to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official (a "Custodian") of it or for all
                                                    ---------
or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

       (v) a court of competent jurisdiction enters an order or decree under any bankruptcy law that (A) is for relief against the Company or any of its material Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or for all or substantially all of its property, or (C) orders the winding up or liquidation of the Company or any of its Subsidiaries and the order or decree remains unstayed and in effect for 120 days;

  (b) If an Event of Default occurs under clauses (iv) or (v) above, then the principal of and the accrued interest on the Note shall become due and payable immediately, whether or not notice of such Event of Default shall have been given by the holder of Note. If any Event of Default occurs and is continuing, the holder of the Note, by notice to the Company, may declare the principal of and accrued interest on the Note to be due and payable immediately. Upon such declaration such principal and interest shall be due and payable immediately. The holder of the Note may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived and if the rescission would not conflict with any judgment or decree. Nothing in this Section 5 shall limit or modify the provisions of Section 6.

Section 6.  Subordination.
            -------------

  (a) The Company covenants and agrees, and the holder of this Note (whether upon original issue or upon transfer, assignment or exchange thereof), by his acceptance hereof, likewise covenants and agrees, that the payment of the principal of and interest on this Note, together with any other payments payable in respect of this Note, including, without limitation, any amount payable in connection with the redemption or repurchase of this Note ("Subordinated
                                                            ------------
Amounts") shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), whether outstanding at the date of this Note or hereafter incurred.

  (b) The term "Senior Indebtedness" shall mean the principal of and interest
                -------------------
on, and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred or created:

       (i) all indebtedness of the Company for money borrowed (including, without limitation, any indebtedness secured by a mortgage, conditional sales contract or other lien or encumbrance which is (A) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (B) existing on property at the time of acquisition thereof);

       (ii) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities sold by the Company for money;

       (iii) all lease obligations of the Company which are capitalized on the books of the Company in accordance with generally accepted accounting principles;

       (iv) all indebtedness of others of the kinds described in either of the preceding clauses (i) or (ii) and all lease obligations of others of the kind described in the preceding clause (iii) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise.

       (v) all indebtedness of any Subsidiary of the Company for which the Company is liable as a guarantor;

       (vi) all renewals, extensions, refundings or refinancings of indebtedness of the kinds described in any of the preceding clauses (i), (ii), (iv) and (v) and all renewals or extensions of lease obligations of the kinds described in either of the preceding clauses (iii) and (iv);

       (vii) interest accruing subsequent to the filing of a petition initiating any bankruptcy, insolvency or similar proceeding with respect to any indebtedness or lease obligation of the Company;

       (viii) all obligations of the Company in respect of any interest rate or currency swap or similar agreements entered into with any holder of any Senior Indebtedness; and

       (ix) all fees, expenses, reimbursements and other amounts payable to holders of Senior Indebtedness under the terms of the instrument or lease creating or evidencing the same,

unless, in the case of any particular indebtedness, lease, renewal, extension, refunding or refinancing, the instrument or lease creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, lease, renewal, extension, refunding or refinancing is not senior in right of payment to the Note or is expressly subordinate by its terms in right of payment to all other indebtedness of the Company or unless such indebtedness is owed to any Subsidiary of the Company.

       This Section 6 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions in accordance with the provisions of this Note.

  (c) No payment shall be made by the Company of any Subordinated Amounts and the Holder may not take any action under this Note including declaring an Event of Default or accelerating the outstanding principal amount of this Note (i) in the event and during the continuation of any default in the payment (a "Payment
                                                                        -------
Default") of principal, premium, if any, interest or any other payment due on
-------
any Senior Indebtedness under or in connection with the instrument, agreement or lease evidencing such Senior Indebtedness or (ii) in the event of receipt of written notice by the Holder from the holders of any Senior Indebtedness or the representatives of default (other than a Payment Default) permitting acceleration of any Senior Indebtedness, unless, in either case, the holders of the requisite principal amounts of such Senior Indebtedness or their agents shall not have delivered to the holder of this Note a notice of waiver of the benefits afforded hereunder and a consent to the making of scheduled payments on or on account of this Note or taking any other prohibited action until further notice from such holders or such agents.

       In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the holder of this Note before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instrument evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the hold ers of such Senior Indebtedness.

  (d) Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment (other than equity securities or other securities of the Company or any other entity, the payment of which is subordinated at least to the extent provided in this Section 6 to the payment of all Senior Indebtedness that may at the time be outstanding) is made on account of the principal, or interest on, or other amounts payable in respect of, this Note including, without limitation, any amount payable in connection with the redemption of this Note; and upon any such dissolution, winding-up or liquidation or reorganization any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of this Note would be entitled, except for the provisions of this Section 6, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holder of this Note if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holder of this Note.

  (e) If while any Senior Indebtedness is outstanding, any Event of Default under Section 5(a)(iv) or (v) of this Note occurs, the Holder shall duly and promptly take such action as any holder of Senior Indebtedness may reasonably request to collect any payment with respect to this Note for the account of the holders of the Senior Indebtedness and to file appropriate claims or proofs of claim in respect of this Note. Upon the failure of the Holder to take any such action, each holder of Senior Indebtedness is hereby irrevocably authorized and empowered (in its own name or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect of this Note and to file claims and proofs of claim and take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Holder with respect to this Note.

  (f) Subject to the payment in full of all Senior Indebtedness, the rights of the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holder of this Note would be entitled except for the provisions of this Section 6, and no payment over pursuant to the provisions of this Section 6, to or for the benefit of the holders of Senior Indebtedness by the holder of this Note, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holder of this Note, be deemed to be a payment by the Company to or on account of the Senior Indebtedness. It is understood that the provi sions of this Section 6 are and are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

  (g) If any payment or distribution to which the holder of this Note would otherwise have been entitled but for the provisions of this Section 6 shall have been applied, pursuant to the provisions of this Section 6 to the payment of amounts payable under Senior Indebtedness of the Company, then, and in such case, the holder of this Note shall be entitled to receive from the holders of Senior Indebtedness the full amount of any such payments or distributions received by holders of Senior Indebtedness in excess of the amount sufficient to pay in full all amounts payable under, or in respect of, the Senior Indebtedness of the Company.

  (h) Nothing contained in this Section 6 or elsewhere in this Note is intended to or shall impair or affect, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of this Note the principal and interest on this Note as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holder of this Note and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 6 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

  (i) Upon any payment or distribution of assets of the Company referred to in this Section 6, the holder of this Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Persons making such payment or distribution, delivered to the holder of this Note, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto and to this Section 6.

  (j) The Company shall give prompt written notice to the holder of this Note of any fact known to the Company that would prohibit the making of any payment to the holder of this Note.

  (k) The holder of this Note shall be entitled to all the rights set forth in this Section 6 in respect of any Senior Indebtedness at any time held by it, to the extent as any other holder of Senior Indebtedness, and nothing in this Note shall deprive the holder of this Note of any of its rights as such holder.

Section 7.  Definitions.
            -----------

       As used herein, the following terms shall have the meanings indicated:

  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the
   ---------
General Rules and Regulations under the Exchange Act.

  "Business Day" shall mean any day other than a Saturday, Sunday or other day
   ------------
on which commercial banks in the City of New York are authorized or required by law or executive order to close.

  "Common Stock" shall mean the Company's common stock, par value $1.00 per
   ------------
share.

  "Conversion Event" shall mean (i) the consummation of an initial public
   ----------------
offering of the Common Stock, pursuant to which the aggregate value of all issued and outstanding shares of Common Stock immediately following the consummation of such offering is equal to $105,438,402 or greater; (ii) the date on which Common Stock has an aggregate market capitalization of $105,438,402 or greater, determined based upon the average of any consecutive ten-day closing prices as reported by the principal National Securities Exchange, where the Common Stock is listed or as reported by NASDAQ; or (iii) the date upon which
(A) the Company sells all or substantially all of its assets, (B) any Person

(other than PTI Investor Co. LLC, any of its existing members on the date hereof or any of their Affiliates) controls equity securities of the Company representing 50% or more of the combined voting power of the Company's outstanding shares of capital stock or if any such Person is entitled to elect a majority of the members of the board of directors of the Company or (C) the Company consummates any merger or consolidation and as a result of any such transaction the holders of outstanding shares of capital stock of the Company immediately prior to such consolidation or merger are not entitled to receive in the transaction shares representing 50% or more of the combined voting power of the outstanding shares of capital stock of the resulting or surviving Company and, in the case of (A), (B) or (C), the valuation of the Common Stock of the Company on such date (as determined by the Company and the Holder, or if such parties cannot agree within 10 days, as determined by a nationally recognized appraiser selected by the Holder and the Company (or if the parties do not agree upon an appraiser within 10 days, the American Arbitration Association shall select a nationally recognized investment bank to serve as the appraiser) whose fees and expenses shall be borne equally) is equal to $105,438,402 or greater.

  "Current Market Price" per share shall mean, on any date specified herein for
   --------------------
the determination thereof, (a) the average daily Market Price of the Common Stock for those days during the period of 30 days, ending on such date, on which the national securities exchanges were open for trading, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-counter market, the Market Price on such date.

  "Custodian" shall have the meaning set forth in Section 5 hereof.
   ---------

  "Event of Default" shall have the meaning set forth in Section 5 hereof.
   ----------------

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and
   ------------
the rules and regulations of the Securities and Exchange Commission thereunder.

  "Fair Market Value" shall mean the amount which a willing buyer would pay a
   -----------------
willing seller in an arm's-length transaction.

  "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
   -------
as amended, and the rules and regulations promulgated thereunder.

  "Issue Date" shall mean the first date on which the Note is issued.
   ----------

  "Market Price" shall mean, per share of Common Stock, on any date specified
   ------------
herein: (a) the closing price per share of the Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of
(a), (b) or (c) is applicable, a market price per share determined at the Company's expense by a nationally recognized appraiser chosen by the holder of the Note and approved by the Company, which approval shall not be unreasonably withheld. If no such appraiser is so chosen more than twenty business days after notice of the necessity of such calculation shall have been delivered by the Company to the holder of the Note, then the appraiser shall be chosen by the Company.

  "Maturity Date" shall mean August 8, 2004.
   -------------

  "NASD" shall mean the National Association of Securities Dealers, Inc.
   ----

  "NASDAQ" shall mean the National Market System of the National Association of
   ------
Securities Dealers, Inc. Automated Quotations System.

  "Pari Passu Debt" shall mean any debt of the Company, including the Note,
   ---------------
ranking on a parity (either as to interest or upon liquidation, dissolution or winding up) with this Note.

  "Payment Default" shall have the meaning set forth in Section 6(c) hereof.
   ---------------

  "Person" shall mean any individual, firm, Company, partnership, trust,
   ------
incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

  "Senior Indebtedness" shall have the meaning set forth in Section 6 hereof.
   -------------------

  "Subordinated Amounts" shall have the meaning set forth in Section 6 hereof.
   --------------------

  "Subsidiary" of any Person shall mean any Company or other entity of which a
   ----------
majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person."

Section 8.  Miscellaneous.
            -------------

  (a) GOVERNING LAW.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
      -------------
WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

  (b) Waiver of Notice.  The Company, to the extent permitted by law, hereby
      ----------------
waives presentment, demand, notice, protest and all other demands and notices in connection with delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided herein or in the Purchase Agreement.

  (c) Amendment.  The principal amount, date of maturity and interest rate of
      ---------
this Note may be amended only by the written agreement of the holder of this Note.

                           PAYROLL TRANSFERS, INC.



                           By:
                              -----------------------------------
                                Name:  Michael Marc Moore
                                Title:   Chief Executive Officer